ESOP Funds	12 Months Ended
Apr. 30, 2025
EBP 044
EBP, Employee Ownership Plan (ESOP) [Line Items]
ESOP Funds	ESOP Funds
The Plan previously entered into several ESOP loan transactions and borrowed money from the Company to purchase shares of Company stock. The Plan made its final ESOP loan repayments in December 2019. Prior to repayment, these ESOP loans were secured by pledges of the purchased Company stock. The ESOP Trustee held the purchased shares (also referred to as leveraged shares) in a designated ESOP Fund, along with some cash held in short-term investments. As ESOP loan repayments were made, the ESOP Trustee released these shares. The Plan could use these released shares to fund Company Matching Contributions and RPCs, which were then allocated to eligible participants’ ESOP accounts.
After the final ESOP loan repayments, the same general rules continue to apply to the participants' ESOP accounts. Dividends are automatically reinvested in participants’ ESOP accounts unless a participant has elected to receive such dividends in cash. Participants are able to immediately transfer ESOP funds credited to their ESOP accounts to any of the Plan’s other investment funds. However, amounts may not be transferred from any of the other investment funds into the ESOP Fund. Shares used to fund Company contributions reduce the net assets of the ESOP fund and increase the net assets of the participant directed funds. These contributions were included as transfers between funds on the accompanying statements of changes in net assets available for benefits.
At April 30, 2025 and 2024, the Darden ESOP Fund consists of 1,221,715 and 1,314,385 shares, respectively, of Darden's common stock, all of which have been allocated to individual participant accounts. At April 30, 2025, the fair value of the shares was $245,124,898. At April 30, 2024, the fair value of the shares was $201,639,803.